--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                   -------------------------------------------
                                    FORM 8-K
                   -------------------------------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             DECEMBER 2, 2004                            333-05188-A
---------------------------------------      -----------------------------------
Date of Report (Date of earliest                    Commission File Number
event reported)

                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                    65-0669842
---------------------------------------      -----------------------------------
(State or other jurisdiction of              (I.R.S. Employer Identification
incorporation or organization)               Number)

                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (305) 371-3300
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 2, 2004, Phone1Globalwide, Inc. (the "Company") received a notice of resignation from its independent auditors, Grant Thornton LLP ("GT"). GT served as the independent auditors of the Company since the fiscal year ended March 31, 2000 and has never had nor does it currently have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures. The auditors reports on the financial statements during their entire engagement period have not contained any adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports during their engagement period were modified with a going concern uncertainty. In addition, as the Company addressed in its 10-KSB filed for fiscal year ended March 31,2004, GT in connection with the audit of the Company's two most recent fiscal years, identified significant deficiencies, that in the aggregate, constitute material weaknesses under standards established by the Public Company Accounting Oversight Board. These matters related to the Company's processes of identifying related parties and reviewing and approving the Company's CEO's expense report and the Company has implemented a formalized process which assists it in identfying and documenting related parties in a timely manner to allow the Company to properly report related party transactions and the Company has also implemented a policy under which CEO's expense reports are being reviewed and approved by a board member.

The Company's audit committee was not required to act on GT's resignation.

The audit committee intends to engage a new firm of independent auditors as soon as possible.

The Company has provided GT with a copy of this report and GT has agreed with the statements made in this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information

      Not applicable.

(c)   Exhibits.

      99.1 Letter from Grant Thornton to Phone1Globalwide,Inc. dated December 2, 2004.

      99.2 Letter from Grant Thornton to U.S. Securities and Exchange Commission dated December 7, 2004, in which Grant Thornton has agreed with the statements made in Item 4.01 of this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHONE1GLOBALWIDE, INC.

Date:  December 7, 2004             By: /s/ Syed Naqvi
                                       ----------------------------------
                                       Name: Syed Naqvi
                                       Title:   Chief Financial Officer



                                       3